UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2015

Everyday Health, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36371	80-0036062
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
345 Hudson Street, 16th Floor New York, NY	10014
(Address of principal executive office)	(Zip Code)
Registrant’s telephone number, including area code: (646) 728-9500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 3, 2015, Everyday Health, Inc. (the “Company”) announced that Scott Wolf, its Executive Vice President, Chief Revenue Officer, will be leaving the Company in July 2015. In late June 2015, Jed Savage will be joining the Company as its Executive Vice President, Chief Sales Officer, reporting to Michael du Toit, the Company’s President. The Company issued a press release today announcing the hiring of Mr. Savage.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Everyday Health, Inc.

Date: June 3, 2015	By:	/s/ Alan Shapiro
		Name:	Alan Shapiro
		Title:	Executive Vice President and
General Counsel